UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2003

Wells-Gardner Electronics Corporation

(Exact Name of Registrant as Specified in its Charter)

ILLINOIS	1-8250	36-1944630
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois		60525-3605
Address of Principal Executive Offices		Zip Code

Registrant’s telephone number, including area code (708) 290-2100

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

99.1         Press release, dated April 22, 2003, of the Registrant, presenting the Registrant’s earnings for its first fiscal quarter of 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

The following information is furnished under Item 9 rather than Item 12, “Results of Operations and Financial Condition” pursuant to SEC Release 33-8216 issued March 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS-GARDNER ELECTRONICS CORPORATION

Dated: April 24, 2003	By:	/s/ GEORGE B. TOMA
George B. Toma, CPA, CMA
Vice President of Finance,
Chief Financial Officer and Corporate Secretary